UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 7, 2023

OneSpaWorld Holdings Limited

(Exact name of registrant as specified in its charter)

Commonwealth of The Bahamas	001-38843	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harry B. Sands, Lobosky Management Co. Ltd.

Office Number 2

Pineapple Business Park

Airport Industrial Park

P.O. Box N-624

Nassau, Island of New Providence, Commonwealth of The Bahamas

(Address of principal executive offices)

Tel: (242) 322-2670

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value (U.S.) $0.0001 per share	OSW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 7, 2023, OneSpaWorld Holdings Limited (the “Company”) held its 2023 Annual Meeting of Shareholders (the “Annual Meeting”). Steven J. Heyer did not stand for re-election at the Annual Meeting, and therefore, his term expired immediately following the Annual Meeting. Mr. Heyer’s resignation was not the result of any disagreement with management or the Board of Directors (the “Board”) on any matter relating to the Company’s operations, policies or practices. Following the Annual Meeting, the Board was composed of nine directors. At its meeting immediately following the Annual Meeting, the Nominating and Governance Committee of the Board ratified its recommendations to the Board (i) to elect Lisa Myers as a nominee for election as a Class A Director of the Company and (ii) that Stephen Powell serve as Lead Director following Mr. Heyer’s resignation. At their meeting immediately following the meeting of the Nominating and Governance Committee, Board members, deeming it appropriate, advisable, and in the best interests of the Company and its shareholders, unanimously elected Ms. Myers as a Class A Director of the Company for a three-year term expiring at the 2026 Annual Meeting of Shareholders of the Company and approved Mr. Powell to serve as Lead Director until the Company’s next annual meeting of shareholders or his earlier resignation or removal.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on June 7, 2023. The results of the voting at the Annual Meeting were as follows:

Proposal 1.	Election of Class A Directors:

Directors	For	Withheld	Broker non-votes
Andrew R. Heyer	41,333,980	27,863,858	5,807,320
Leonard Fluxman	54,648,020	14,549,818	5,807,320

Proposal 2.	Ratification of the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2023:

For	Against	Abstain	Broker non-votes
74,952,480	50,583	2,095	0

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OneSpaWorld Holdings Limited

Date: June 12, 2023	By:	/s/ Stephen B. Lazarus
Stephen B. Lazarus
Chief Financial Officer and Chief Operating Officer